Leader Capital Short Term High Yield Bond Fund

Institutional Shares: LCCIX

Investor Shares: LCCMX

Leader Capital High Quality Income Fund

Institutional Shares: LCTIX

Investor Shares: LCTRX

Class A Shares: LCATX

Supplement dated June 6, 2023

to the

Prospectus dated May 17, 2023, as amended

The following replaces the table under the sub-heading “Class A Shares” under the heading “How to Purchase Shares” on page 21 of the Prospectus:

 Class A Shares: Class A shares are offered at their public offering price, which is net asset value (“NAV”) per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The High Quality Fund reserves the right to waive sales charges. The following sales charges apply to your purchases of Class A shares of the High Quality Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	4.00%	4.17%	3.50%
$50,000 but less than $100,000	3.75%	3.90%	3.25%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $1,000,000	1.75%	1.78%	1.25%
$1,000,000 or more	None(1)	None(1)	1.00%
(1)	For investments of $1 million or more, Class A shares are sold at NAV, without any initial sales charge. However, if you sell your shares within 18 months of purchase, you will normally have to pay a 1.00% contingent deferred sales charge (“CDSC”) based on your initial purchase price or current market value at the time of sale, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. For more information about whether your financial intermediary has entered into such an arrangement, contact your financial intermediary directly.

You may be able to buy Class A Shares without a sales charge (i.e., “load-waived”) when you are:

●	reinvesting dividends or distributions;

●	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

●	exchanging an investment in Class A Shares of another fund for an investment in the Fund;

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●	a current or former director or trustee of the Fund;

●	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Fund’s advisor or its affiliates or of a broker-dealer authorized to sell shares of the fund;

●	participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor;

●	purchasing shares through the Fund’s investment adviser; or

●	purchasing shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a special arrangement with the Fund.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

You should read this Supplement in conjunction with the Prospectus and SAI dated May 17, 2023, each as may be amended from time to time, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund at (800) 711-9164.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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